$6,000,000

                                MOBILE MINI, INC.

                   ___% SENIOR SUBORDINATED NOTES DUE 2002 AND
               WARRANTS TO PURCHASE 150,000 SHARES OF COMMON STOCK

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                  ________, 1997


PEACOCK, HISLOP, STALEY & GIVEN, INC.
As Representative of the several Underwriters
2999 North 44th Street, Suite 100
Phoenix, Arizona 85018

Ladies and Gentlemen:

         MOBILE MINI, INC., a Delaware corporation (the "Company"), addresses you as the Representative of each of the persons, firms and corporations listed in Schedule A hereto (herein collectively called the "Underwriters") and hereby confirms its agreement with the several Underwriters as follows:

         1. Description of Securities. The Company proposes to issue and sell $6,000,000 in aggregate principal amount of [______%] Senior Subordinated Notes Due 2002 (the "Notes") and warrants (the "Warrants") to purchase 150,00 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), to the several Underwriters (collectively, the "Firm Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to $900,000 in aggregate principal amount of additional Notes, together with additional Warrants to purchase an aggregate of 22,500 shares of Common Stock (the "Option Securities"), as provided in Section 3 hereof. In addition, the Company proposes to sell to you, individually and not in your capacity as Representative, five
(5) year warrants (the "Representative's Warrants") to purchase up to 172,500 shares of Common Stock, which sale will be consummated in accordance with the terms and conditions of the Warrant Agreement (the "Warrant Agreement") governing the terms and rights of the Warrants, in the form of which is filed as an exhibit to the Registration Statement described below. As used in this Agreement, the term "Securities" shall include the Firm Securities and the Option Securities, and the term "Warrants" shall include the Warrants included in the Firm Securities and in the Option Securities. The term "Security" shall include one Note in the original principal amount of $5,000 together with 125 Warrants, each to purchase one share of Common Stock at an initial per share exercise price of $_____.___. The shares of common stock, $.01 par value per share, of the Company outstanding from time to time are hereinafter referred to as "Common Stock." Unless the context otherwise requires, references herein to the "Company" include Mobile Mini, Inc. together with its subsidiaries described in the Prospectus (hereinafter defined.).



         2. Representations, Warranties and Agreements of the Company.

                            The Company  represents  and  warrants to and agrees
with each Underwriter that:

                            (a) A  registration  statement on Form S-2 (File No.
333-____) in respect of the Securities and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Stock"), including a prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the applicable rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Act and has been filed with the Commission; such amendments to such registration statement and such amended prospectuses subject to completion as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement and such amended prospectuses subject to completion as may hereafter be required. Copies of such registration statement and amendments and of each related prospectus subject to completion (the "Preliminary Prospectuses") have been delivered to you.

                            If  the  registration   statement  relating  to  the
Securities has been declared effective under the Act by the Commission, the Company will prepare and promptly file with the Commission the information previously omitted from the registration statement, as applicable, pursuant to Rule 430A(a) of the Rules and Regulations pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to the registration statement (including a final form of prospectus). If the registration statement relating to the Securities has not been declared effective under the Act by the Commission, the Company will prepare and promptly file amendments to the registration statement, including a final form of prospectus, as applicable. The term "Registration Statement" as used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits, in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations) and, in the event of any amendment thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Securities as included in such Registration Statement at the time it becomes effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations), except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Securities that differs from the prospectus on file with the Commission at the time the Registration Statement became or becomes, as the case may be, effective (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b)(3) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use.

                            (b)  The   Commission   has  not  issued  any  order
preventing or suspending the use of any Preliminary Prospectus or instituted proceedings for that purpose, and each such Preliminary Prospectus, at the time of filing thereof, has conformed in all material respects to the requirements of the Act, the Rules and Regulations and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date (hereinafter defined) and on any later date on which Option Securities are to be purchased, (i) the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Trust Indenture Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, (ii) the Registration Statement, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(iii) the Prospectus, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties contained in this subparagraph
(b) shall apply to information contained in or omitted from the Registration Statement or Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter specifically for use in the preparation thereof.

                            (c) The  Company has been duly  incorporated  and is
validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus; the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or prospects of the Company taken as a whole; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; the Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect; the Company is not in material violation of its charter or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties or assets may be bound; and the Company is not in material violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties or assets. The Prospectus accurately describes any corporation, association or other entity owned or controlled, directly or indirectly, by the Company.

                            (d) All  outstanding  shares of capital stock of the
Company have been duly authorized and validly issued and are fully paid and nonassessable, and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances or claims. All outstanding shares of capital stock of the Company have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" and conforms in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company).

                            (e) The  Company  has full  legal  right,  power and
authority to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, except as rights to indemnification under this Agreement may be limited by applicable law and except as the enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture governing the terms of the Notes (the "Indenture"), the Warrant Agreement governing the terms of the Warrants (the "Warrant Agreement"), and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, warrant agreement, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Indenture and the Warrant Agreement, except such as have been, or will have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                            (f) The Securities have been duly  authorized,  and,
when issued and delivered pursuant to this Agreement, such Securities will have been duly executed, authenticated and, in the case of Warrants, countersigned by the Warrant Agent as provided in the Warrant Agreement, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and the Warrant Agreement, as the case may be, each of which will be substantially in the form filed as an exhibit to the Registration Statement; the Warrant Agreement has been duly authorized and the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and the Indenture and the Warrant Agreement, as the case may be, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and each of the Indenture and the Warrant Agreement conforms, and the Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with resect to such Securities to the extent described therein;

                            (g) There is not any  pending or, to the best of the
Company's knowledge, threatened action, suit, claim or proceeding against the Company, or any of its officers or any of its properties, assets or rights before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its officers or properties or otherwise that (i) is reasonably likely to result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or might materially and adversely affect its properties, assets or rights, (ii) might prevent consummation of the transactions contemplated hereby or (iii) is required to be disclosed in the Registration Statement or Prospectus and is not so disclosed; and there are no agreements, contracts, leases or documents of the Company of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement by the Act or the Rules and Regulations or by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations of the Commission thereunder that have not been accurately described in all material respects in the Registration Statement or Prospectus or filed as exhibits to the Registration Statement.

                            (h) Arthur  Andersen  LLP,  which has  examined  the
financial statements of the Company, together with the related schedules and notes, as of December 31, 1995 and 1996 and for each of the years in the three
(3) year period ended December 31, 1996 filed with the Commission as a part of the Registration Statement, which are included in the Prospectus, are independent accountants within the meaning of the Act and the Rules and Regulations; the audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, forming part of the Registration Statement and Prospectus, fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; and all audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, filed with the Commission as part of the Registration Statement, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein. The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement.

                            (i) Subsequent to the  respective  dates as of which
information is given in the Registration Statement and Prospectus, there has not been (i) any material adverse change in the condition (financial or otherwise), earnings, operations or business of the Company, (ii) any transaction that is material to the Company, (iii) any material obligation, direct or contingent, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any material change in the capital stock or outstanding indebtedness of the Company, (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (vi) any loss or damage (whether or not insured) to the property of the Company which has a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company.

                            (j)   Except  as  set  forth  in  the   Registration
Statement and Prospectus, (i) the Company has good and marketable title to all properties and assets described in the Registration Statement and Prospectus as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company, (ii) the agreements to which the Company is a party described in the Registration Statement are valid agreements, enforceable by the Company, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and, to the best of the Company's knowledge, except for loan agreements with customers, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, and
(iii) the Company has valid and enforceable leases for all properties described in the Registration Statement and Prospectus as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Except as set forth in the Registration Statement and Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted and as described in the Registration Statement and the Prospectus.

                            (k) The Company has timely filed all federal, state,
local and foreign tax returns required to be filed by it and has paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the best of the Company's knowledge, is reasonably likely to be asserted against the Company, which might have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company, and all tax liabilities are adequately provided for on the books of the Company.

                            (l) The Company maintains insurance with insurers of
recognized financial responsibility of the types and in the amounts generally deemed adequate for its business including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; the Company has not been refused any insurance coverage sought or applied for; and the Company does have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations or business of the Company.

                            (m) To the best of the Company's knowledge, no labor
disturbance by the employees of the Company exists or is imminent. No collective bargaining agreement exists with any of the Company's employees and, to the best of the Company's knowledge, no such agreement is imminent.

                            (n) The Company owns or possesses adequate rights to
use all trade secrets, know-how, trademarks, service marks and trade names that are necessary to conduct its businesses as described in the Registration Statement and Prospectus; the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any trade secrets, know-how, trademarks, service marks or trade names; and the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any trade secrets, know-how, trademarks, service marks or trade names which, singly or in the aggregate, in the event of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                            (o) The  Common  Stock  is  registered  pursuant  to
Section 12(g) of the Exchange Act and is approved for quotation on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing. The Notes and the Warrants have been approved for listing on the Nasdaq SmallCap Market, subject to official notice of issuance.

                            (p) The  Company  has been  advised  concerning  the
Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act and such rules and regulations.

                            (q) The  Company  has not  distributed  and will not
distribute prior to the later of (i) the Closing Date, or any date on which Option Securities are to be purchased, as the case may be, and (ii) completion of the distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

                            (r) The  Company has not at any time during the last
five (5) years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                            (s) The  Company  has not  taken  and will not take,
directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization in violation of law or manipulation of the price of the Common Stock or other securities of the Company to facilitate the sale or resale of the Securities.

                            (t)   Except  as  set  forth  in  the   Registration
Statement and Prospectus, (i) the Company is in material compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") that are applicable to its business, (ii) the Company has received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus, (iii) to its best knowledge, the Company is not likely to be required to make future material capital expenditures to comply with Environmental Laws and (iv) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss. 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

                            (u) The  Company  maintains  a  system  of  internal
accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, including without limitation cash receipts, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                            (v) There are no outstanding loans, advances (except
normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers, directors or director-nominees of the Company or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

                            (w) The Warrant Stock has been duly  authorized  and
reserved for issuance upon the exercise of the Warrants and when issued upon payment of the exercise price therefor will be validly issued, fully paid and nonassessable shares of Common Stock of the Company.

         3. Purchase, Sale and Delivery of Securities.

                            (a) On the basis of the representations,  warranties
and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $4,750 per Security, the respective number of Firm Securities as hereinafter set forth. The obligation of each Underwriter to the Company shall be to purchase from the Company that number of Firm Securities which is set forth opposite the name of such Underwriter in Schedule A hereto (subject to adjustment as provided in Section 10).

                            Delivery of definitive certificates representing the
Notes and the Warrants comprising the Firm Securities to be purchased by the Underwriters pursuant to this Section 3 shall be made against payment of the purchase price therefor by the several Underwriters by certified or official bank check or checks drawn in next-day funds, payable to the order of the Company (and the Company agrees not to deposit any such check in the bank on which it is drawn until the day following the date of its delivery to the Company) at the offices of the Representative or such other place as may be agreed upon among the Representative and the Company, at 7:00 A.M., Phoenix time, on the third (3rd) full business day following the first day that Securities are traded (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 10 hereof), such time and date of payment and delivery being herein called the "First Closing Date." The certificates representing the Notes and the Warrants comprising the Firm Securities to be so delivered will be made available to you for review at such office or such other location as you may reasonably request at least one (1) full business day prior to the First Closing Date and will be in such names and denominations as you may request, such request to be made at least two (2) full business days prior to the First Closing Date.

                            It is understood that you, individually,  and not as
the Representative of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the Closing Date for the Firm Securities to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

                            After the Registration  Statement becomes effective,
the several Underwriters intend to make a public offering (as such term is described in Section 11 hereof) of the Firm Securities at a public offering price of $5,000.00 per Note. After the initial public offering, the several Underwriters may, in their discretion, vary the public offering

                  (b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the several Underwriters, for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Securities only, a nontransferable option to purchase up to $900,000 in principal amount of additional Notes, together with additional Warrants covering an aggregate of 22,500 shares of Common Stock at the purchase price per Security for the Firm Securities set forth in Section 3(a) hereof. Such option may be exercised by the Representative on behalf of the several Underwriters on one (1) or more occasions in whole or in part during the period of forty-five (45) days after the date on which the Firm Securities are initially offered to the public, by giving written notice to the Company. The number of Option Securities to be purchased by each Underwriter upon the exercise of such option shall be the same proportion of the total number of Option Securities to be purchased by the several Underwriters pursuant to the exercise of such option as the number of Firm Securities purchased by such Underwriter (set forth in Schedule A hereto) bears to the total number of Firm Securities purchased by the several Underwriters (set forth in Schedule A hereto), adjusted by the Representative in such reasonable manner as the Representative shall determine to avoid fractional shares.

                            Delivery of  definitive  certificates  for the Notes
and the Warrants comprising the Option Securities to be purchased by the several Underwriters pursuant to the exercise of the option granted by this Section 3(b) shall be made against payment of the purchase price therefor by the several Underwriters by certified or official bank check or checks drawn in next-day funds, payable to the order of the Company (and the Company agrees not to deposit any such check in the bank on which it is drawn until the day following the date of its delivery to the Company). Such delivery and payment shall take place at the offices of the Representative, or at such other place as may be agreed upon among the Representative and the Company (i) on the Closing Date, if written notice of the exercise of such option is received by the Company at least three (3) full business days prior to the Closing Date, or (ii) on a date which shall not be later than the fifth (5th) full business day following the date the Company receives written notice of the exercise of such option, if such notice is received by the Company less than three (3) full business days prior to the Closing Date.

                            The certificates for the Option  Securities to be so
delivered will be made available to you for review at such office or such other location as you may reasonably request at least two (2) full business days prior to the date of payment and delivery and will be in such names and denominations as you may request, such request to be made at least three (3) full business days prior to such date of payment and delivery.

                            It is understood that you, individually,  and not as
the Representative of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the date of payment and delivery for the Option Securities to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

                  (c) Upon exercise of any option provided for in Section 3(b) hereof, the obligations of the several Underwriters to purchase such Option Securities will be subject (as of the date hereof and as of the date of payment and delivery for such Option Securities) to the accuracy of and compliance with the representations, warranties and agreements of the Company herein, to the accuracy of the statements of the Company and officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the condition that all proceedings taken at or prior to the payment date in connection with the sale and transfer of such Option Securities shall be reasonably satisfactory in form and substance to you and to Underwriters' counsel, and you shall have been furnished with all such documents, certificates and opinions as you may reasonably request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any of the covenants or agreements of the Company or the compliance with any of the conditions herein contained in each case in all material respects.

                  (d) The information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), in the ____ paragraph on page __, concerning stabilization and over-allotment by the Underwriters, and in third and eighth paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the final form of Prospectus filed pursuant to Rule 424(b) constitutes the only information furnished by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement, and you, on behalf of the respective Underwriters, represent and warrant to the Company that the statements made therein do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         4. Further Agreements of the Company. The Company agrees with the several Underwriters that:

                            (a) The Company will use reasonable efforts to cause
the Registration Statement and any amendments thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; it will notify you, promptly after it shall receive notice thereof, of the times when the Registration Statement or any subsequent amendments to the Registration Statement have become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of post-effective amendments to such Registration Statement as originally declared effective which are declared effective by the Commission; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel for the several Underwriters ("Underwriters' Counsel"), may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Securities as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; in case any Underwriter is required to deliver a prospectus nine (9) months or more after the applicable effective date of the Registration Statement in connection with the sale of the Securities, it will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act; and it will file no amendment or supplement to the Registration Statement or Prospectus which shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing, subject, however, to compliance with the Act and the Rules and Regulations and the rules and regulations of the Commission thereunder and the provisions of this Agreement.

                            (b) The Company will advise you,  promptly  after it
shall receive notice or obtain knowledge, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

                            (c) The  Company  will  use  reasonable  efforts  to
qualify the Securities, including in the case of the Warrants, the Warrant Stock, for offering and sale under the securities laws of such jurisdictions as you may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of such Securities, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction in which it is not otherwise required to be so qualified or to so execute a general consent to service of process. In each jurisdiction in which the Securities shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be reasonably required by the laws of such jurisdiction.

                            (d) The  Company  will  furnish  to you,  as soon as
available, copies of the Registration Statement (including all exhibits), each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act (including all exhibits) all in such quantities as you may from time to time reasonably request.

                            (e) The Company will make generally available to its
security holders as soon as practicable, but in any event not later than the forty-fifth (45th) day following the end of the fiscal quarter first occurring after the first anniversary of the effective dates of the Registration Statement (as defined in Rule 158(c)), an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Act and the Rules and Regulations and covering a twelve (12) month period beginning after the effective date of the Registration Statement.

                            (f) During the five (5) year period  beginning after
the date hereof and for so long as the Company is subject to Section 13 or 15 of the Exchange Act, the Company will furnish to its stockholders as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants) and unaudited quarterly reports of operations for each of the first three quarters of the fiscal year, and will furnish to you and the other several Underwriters hereunder, upon request (i) concurrently with furnishing such reports to its stockholders, statements of operations of the Company for each of the first three (3) quarters in the form furnished to the Company's stockholders, (ii) concurrently with furnishing to its stockholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of stockholders' equity, and of cash flows of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent certified public accountants, (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders,
(iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the NASD, (v) every material press release and every material news item or article in respect of the Company or its affairs which was generally released to stockholders or prepared by the Company, and (vi) any additional information of a public nature concerning the Company or its business which you may reasonably request. During such five (5) year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary that is not so consolidated.

                            (g) To furnish to the holders of the  Securities all
other documents specified in the Indenture or the Warrant Agreement, as the case may be, all in the manner so specified.

                            (h) The Company will apply the net proceeds from the
sale of the Securities being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                            (i) The  Company  will use its best  efforts to list
the Securities on the Nasdaq SmallCap Market and to list the Warrant Stock on the Nasdaq National Market System.

                            (j)  The  Company  will  maintain  a  registrar  and
warrant agent for the Warrants and a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, registrar (which may be the same entity as the transfer agent) for its Common Stock.

                            (k) The Company will file Form SR in conformity with
the requirements of the Act and the Rules and Regulations.

                            (l) If the transactions  contemplated hereby are not
consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, or if the Company shall terminate this Agreement pursuant to Section 11(a) hereof, or if the Underwriters shall terminate this Agreement pursuant to Section 11(b)(i), the Company will pay the several Underwriters for all out-of-pocket expenses (including fees and disbursements of Underwriters' Counsel) incurred by the Underwriters in investigating or preparing to market or marketing the Securities and to the extent any advances to the Underwriters exceed such expenses, the Underwriter shall return such excess to the Company.

                            (m) If at any time during the ninety (90) day period
after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock or the Securities has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, if requested by you, forthwith prepare, and, if permitted by law, disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                            (n) During the period of 180 days from the date that
the Registration Statement is declared effective by the Commission, the Company will not, without the prior written consent of the Representative, offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to, directly or indirectly, any shares of Common Stock, any options or warrants to purchase shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock other than (i) the sale of the Firm Securities and the Option Securities hereunder, (ii) the Company's issuance of options or Common Stock under the Company's presently authorized stock option plans or restricted stock plans (collectively, the "Option Plans") and the issuance of Common Stock upon the exercise of options or warrants outstanding on the date hereof and described in the Prospectus and
(iii) securities issued in connection with acquisitions.

                            (o) The Company shall reserve and keep  available at
all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy obligations to issue shares of its Common Stock upon exercise of the Warrants.

         5.       Expenses.
                  ---------

                            (a) The  Company  covenants  and  agrees  with  each
Underwriter that:

                                    (i) The Company will pay or cause to be paid
the following: (A) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities and the Warrant Stock under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (B) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indenture, the Warrant Agreement, any Blue Sky Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (C) all expenses in connection with the qualification of the Securities and the Warrant Stock for offering and sale under state securities laws, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (D) any fees charged by securities rating services for rating the Securities; (E) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (F) the cost of preparing the Securities; (G) the fees and expenses of the Trustee and Warrant Agent and any agent of any Trustee or Warrant Agent and the fees and disbursements of counsel for the Trustee and Warrant Agent in connection with the Indenture and Warrant Agreement and the Securities, and the cost and charges of any transfer agent or registrar or dividend disbursing agent; and (H) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in Section ___ hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

                                    (ii) In  addition  to its other  obligations
under Section 5(a)(i) hereof, the Company will reimburse the Representative for all reasonable expenses incurred in connection with the Offering, including, without limitation, fees and disbursements of their counsel. This reimbursement shall be paid to you on the Closing Date and may be deducted from the net proceeds from the sale of the Securities that is otherwise payable to the Company.

                                    (iii) In addition  to its other  obligations
under Section 7(a) hereof, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 7(a) hereof, it will reimburse the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's five (5) largest banks (the "Prime Rate"). Any such interim reimbursement payments which are not made to the Underwriters within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

                            (b) In  addition to their  other  obligations  under
Section 7(b) hereof, the Underwriters severally and not jointly agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 7(b) hereof, they will reimburse the Company on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the
Underwriters' obligation to reimburse the Company for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company shall promptly return such payment to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

                            (c) It is agreed that any controversy arising out of
the operation of the interim reimbursement arrangements set forth in Sections 5(a)(iii) and 5(b) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the reimbursing parties, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of the NASD in Maricopa County, Arizona (or as close geographically to Maricopa County, Arizona as is reasonably practical). Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 5(a)(iii) and 5(b) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses which is created by the provisions of Sections 7(a) and 7(b) hereof or the obligation to contribute to expenses which is created by the provisions of Section 7(d) hereof.

         6. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Securities as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date and any later date on which Option Securities are to be purchased, as the case may be, of the representations and warranties of the Company to the performance by the Company of its obligations hereunder and to the following additional conditions:

                            (a) The  Registration  Statement  shall have  become
effective not later than 2:00 P.M., Arizona time, on the date following the date of this Agreement, or such later date as shall be consented to in writing by you; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of Underwriters' Counsel. The Prospectus as amended or supplemented in relation to the applicable Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations.

                            (b)  All  corporate   proceedings  and  other  legal
matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issuance, sale and delivery of the Securities, shall have been reasonably satisfactory to Underwriters' Counsel, and such counsel shall have been furnished with such documents and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section 6.

                            (c) Subsequent to the execution and delivery of this
Agreement and prior to the Closing Date, there shall not have been any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Securities as contemplated by the Prospectus.

                            (d) You shall have  received on the Closing Date and
on any later date on which Option Securities are purchased, as the case may be, the following opinion of Bryan Cave LLP, counsel for the Company, dated the Closing Date or such later date on which Option Securities are purchased, addressed to the Underwriters (and stating that it may be relied upon by Squire, Sanders & Dempsey L.L.P, Underwriters' Counsel, in rendering its opinion pursuant to Section 6(e) of this Agreement) and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                                    (i) The  Company  is a  corporation  in good
                  standing   under   the  laws  of  the   jurisdiction   of  its
                  incorporation;

                                    (ii) The Company has the corporate power and
                  authority to own, lease and operate its properties and to conduct its business as described in the Prospectus;

                                    (iii) The  Company is duly  qualified  to do
                  business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company taken as a whole. To such counsel's knowledge, the Prospectus accurately describes any corporation, association or other entity owned or controlled, directly or indirectly, by the Company;

                                    (iv) The authorized,  issued and outstanding
                  capital stock of the Company is as set forth in the Prospectus, as amended or supplemented, under the caption "Capitalization" as of the dates stated therein. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, to such counsel's knowledge, have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right; the shares of Common Stock initially issuable upon exercise of the Warrants have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities, will be duly and validly issued and fully paid and non-assessable;

                                    (v) The  Notes  and the  Warrants  have been
                  duly authorized, executed, authenticated and, in the case of Warrants, countersigned by the Warrant Agent as provided in the Warrant Agreement, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and the Warrant Agreement, and the Securities and the Indenture and Warrant Agreement conform to the descriptions thereof in the Prospectus, as amended or supplemented. To such counsel's knowledge, the Securities have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders;

                                    (vi) The Company has the corporate power and
                  authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Securities to be issued and sold by it hereunder;

                                    (vii)   This   Agreement   has   been   duly
                  authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by you, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except insofar as indemnification provisions may be limited by applicable law and to which counsel need not express any opinion and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles;

                                    (viii) The Registration Statement has become
                  effective under the Act and, to such counsel's knowledge, no stop orders suspending the effectiveness of the Registration Statement have been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

                                    (ix)  The  Registration  Statement  and  the
                  Prospectus, and each amendments or supplements thereto (other than the financial statements (including supporting schedules) and financial and statistical data included in the Registration Statement as to which such counsel need express no opinion), as of their respective effective dates, and with respect to the Prospectus as of ___________, 1997, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations;

                                    (x) The information in the Prospectus  under
                  the captions "Description of Notes," "Description of Warrants," and "Description of Common Stock and Other Securities," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is a fair summary of such matters and conclusions;

                                    (xi) The  forms of  certificates  evidencing
                  the Warrants and filed as exhibits to the Registration Statement comply with Delaware law;

                                    (xii) The  descriptions in the  Registration
                  Statement and the Prospectus of the charter and bylaws of the Company and of statutes are accurate and fairly present the information required to be presented by the Act and the applicable Rules and Regulations (provided that Counsel need not express any opinion as to its completeness);

                                    (xiii) To such  counsel's  knowledge,  there
                  are no agreements, contracts, leases or documents to which the Company is a party of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that are not described or referred to therein or filed as required;

                                    (xiv) The  performance of this Agreement and
                  the consummation of the transactions herein contemplated will not (a) result in any violation of the Company's charter or bylaws or (b) to such counsel's knowledge, result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any material bond, debenture, note or other evidence of indebtedness, or under any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument known to such counsel to which the Company is a party or by which its properties are bound, or any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or over any of its properties or operations;

                                    (xv) To  counsel's  knowledge,  no  consent,
                  approval, authorization or order of or qualification with any court, government or governmental agency or body having jurisdiction over the Company or over any of its properties or operations is necessary in connection with the consummation by the Company of the transactions herein contemplated, except such as have been obtained under the Act or such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Securities by the Underwriters;

                                    (xvi) To such counsel's knowledge, there are
                  no legal or governmental proceedings pending or threatened against the Company of a character required to be disclosed in the Registration Statement or the Prospectus by the Act or the Rules and Regulations or by the Exchange Act or the applicable rules and regulations of the Commission thereunder, other than those described therein;

                                    (xvii) The Warrant Stock to be issued by the
                  Company pursuant to the terms of the Warrant Agreement has been duly authorized and, upon issuance and delivery against payment therefor as described in the Prospectus, will be duly and validly issued and fully paid and nonassessable, and to such counsel's knowledge, will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders; and

                                    (xviii) To such counsel's knowledge,  except
                  as described in the Prospectus, no holders of Common Stock or other securities of the Company have registration rights with respect to securities of the Company.

                           In  addition,  such  counsel  shall  state  that such
counsel has participated in conferences with officials and other representatives of the Company, the Representative, Underwriters' Counsel and the independent certified public accountants of the Company, at which the contents of the Registration Statement and Prospectus and related matters were discussed, and although (except as specifically set forth in paragraphs (x) and (xii) above) they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that leads them to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date and on any later date on which Option Securities are to be purchased, the Registration Statement and any amendments or supplements, when such documents became effective or were filed with the Commission (other than the financial statements including supporting schedules and other financial and statistical data included in the Registration Statement as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later date on which the Option Securities are to be purchased, as the case may be, the Registration Statement, the Prospectus and any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           Counsel  rendering the foregoing  opinion may rely as
to questions of law not involving the laws of the United States or the State of Delaware upon opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company, and of government officials, in which case its opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representative of the Underwriters, and to Underwriters' Counsel.

                           (e) You shall have  received on the Closing  Date and
on any later date on which Option Securities are to be purchased, as the case may be, an opinion of Squire, Sanders & Dempsey L.L.P. in form and substance satisfactory to you, with respect to the sufficiency of all such corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby as you may reasonably require, and the Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

                           (f) You shall have  received on the Closing  Date and
on any later date on which Option Securities are to be purchased, as the case may be, a letter from Arthur Andersen LLP, addressed to the Company and the Underwriters, dated the Closing Date or such later date on which Option Securities are to be purchased, as the case may be, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations and based upon the procedures described in such letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than five (5) business days prior to the Closing Date or such later date on which Option Securities are to be purchased, as the case may be, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later date on which Option Securities are to be purchased, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letter shall not disclose any change in the condition (financial or otherwise), earnings, operations or business of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Securities as contemplated by the Prospectus. The Original Letter from Arthur Andersen LLP shall be addressed to or for the use of the Underwriters in form and substance satisfactory to the Underwriters and shall (i) represent, to the extent true, that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations, (ii) set forth its opinion with respect to its examination of the balance sheet of the Company as of December 31, 1995 and 1996 and related statements of operations, stockholders' equity, and cash flows for the years ended December 31, 1994, 1995 and 1996, and (iii) address other matters agreed upon by Arthur Andersen LLP and you. In addition, you shall have received from Arthur Andersen LLP a letter addressed to the Company and made available to you for the use of the Underwriters stating that its review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of its examination of the Company's financial statements as of December 31, 1996, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

                           (g) You shall have  received on the Closing  Date and
on any later date on which Option Securities are to be purchased, as the case may be, a certificate of the Company, dated the Closing Date or such later date on which Option Securities are to be purchased, as the case may be, signed by the President and by the Chief Financial Officer of the Company, to the effect that, and you shall be satisfied that:

                                    (i) The  representations  and  warranties of
                  the Company in this Agreement are true and correct, as if made on and as of the Closing Date or any later date on which Option Securities are to be purchased, as the case may be, and the Company has complied, in all material aspects, with all the agreements and satisfied all the conditions on its part to be performed or satisfied, in all material respects, at or prior to the Closing Date or any later date on which Option Securities are to be purchased, as the case may be;

                                    (ii)   No   stop   orders   suspending   the
                  effectiveness of the Registration Statement have been issued and no proceedings for that purpose have been instituted or, to their knowledge, are pending or threatened under the Act;

                                    (iii) When the Registration Statement became
                  effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Act and the Rules and Regulations or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Act and the Rules and Regulations or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus that has not been so set forth; and

                                    (iv)  Subsequent to the respective  dates as
                  of which information is given in the Registration Statement and Prospectus, there has not been (a) any material adverse change in the condition (financial or otherwise), earnings, operations or business of the Company, (b) any transaction that is material to the Company, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company that is material to the Company, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company (other than dividends paid in respect of the Company's preferred stock outstanding on the date of the Prospectus in amounts not in excess of those described in the Prospectus), or (f) any loss or damage (whether or not insured) to the property of the Company which has a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company.

                           (h) The  Company  shall  have  furnished  to you such
further certificates and documents as you shall reasonably request, including certificates of officers of the Company as to the accuracy of the representations and warranties of the Company, as to the performance by the Company of its obligations hereunder and as to the other conditions concurrent and precedent to the obligations of the Underwriters hereunder.

                           All  such   opinions,   certificates,   letters   and
documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to Underwriters' Counsel. The Company will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

         7.       Indemnification and Contribution.
                  ---------------------------------

                           (a) The Company agrees to indemnify and hold harmless
each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject (including, without limitation, in its capacity as an Underwriter or as a "qualified independent underwriter" within the meaning of Schedule E of the Bylaws of the NASD), under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of the Company herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendments or supplements thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this Section 7(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Securities, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 4(d) hereof.

                           The  indemnity  agreement  in this Section 7(a) shall
extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

                           (b)  Each  Underwriter,  severally  and not  jointly,
agrees to indemnify and hold harmless the Company against any losses, claims, damages or liabilities, joint or several, to which the Company may become subject under the Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon

(i) any breach of any representation, warranty, agreement or covenant of such Underwriter herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendments or supplements thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this Section 7(b) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof, and agrees to reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action.

                  The indemnity agreement in this Section 7(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer of the Company who signed the Registration Statement and each director of the Company and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have.

                           (c) Promptly  after receipt by an  indemnified  party
under this Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party which pose a conflict of interest for such counsel, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) approved by the indemnifying party representing all the indemnified parties under Section 7(a) or 7(b) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such indemnification.

                           (d) In  order  to  provide  for  just  and  equitable
contribution in any action in which a claim for indemnification is made pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Underwriters severally and not jointly are responsible pro rata for the portion represented by the percentage that the underwriting discount bears to the initial public offering price, and the Company is responsible for the remaining portion, provided, however, that (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The contribution agreement in this Section 7(d) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls the Underwriters or the Company within the meaning of the Act or the Exchange Act and each officer of the Company who signed the Registration Statement and each director of the Company.

                           (e)  If the  indemnification  provided  for  in  this
Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Securities on the other from the offering of the Securities to which such a loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnifying party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnifying party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provision of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Securities in this subsection (e) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

                           (f) The obligations of the Company under this Section
7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each other and director of the Company and to each person, if any, who controls the Company with the meaning of the Act.

                           (g) The parties to this Agreement hereby  acknowledge
that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act. The parties are advised that federal or state public policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain of the provisions of this Section 7, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7 and further agree not to attempt to assert any such defense.

         8. Representations, Warranties, Covenants and Agreements to Survive Delivery. All representations, warranties, covenants and agreements of the Company and the Underwriters herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 7 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person within the meaning of the Act or the Exchange Act, or by or on behalf of the Company or any of its officers, directors or controlling persons within the meaning of the Act or the Exchange Act, and shall survive the delivery of the Securities to the several Underwriters hereunder or termination of this Agreement.

         9. Substitution of Underwriters. If any Underwriter or Underwriters shall fail to take up and pay for the number of Firm Securities agreed by such Underwriter or Underwriters to be purchased hereunder upon tender of such Firm Securities in accordance with the terms hereof, and if the aggregate number of Firm Securities which such defaulting Underwriter or Underwriters so agreed but failed to purchase does not exceed 10% of the Firm Securities, the remaining Underwriters shall be obligated, severally in proportion to their respective commitments hereunder, to take up and pay for the Firm Securities of such defaulting Underwriter or Underwriters.

                  If any Underwriter or Underwriters so defaults and the aggregate number of Firm Securities which such defaulting Underwriter or Underwriters agreed but failed to take up and pay for exceeds 10% of the Firm Securities, the remaining Underwriters shall have the right, but shall not be obligated, to take up and pay for (in such proportions as may be agreed upon among them) the Firm Securities which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the Firm Securities which the defaulting Underwriter or Underwriters so agreed but failed to purchase, the Closing Date shall be postponed for twenty-four (24) hours to allow the several Underwriters the privilege of substituting within twenty-four (24) hours (including non-business hours) another underwriter or underwriters (which may include any nondefaulting Underwriter) satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid by such postponed Closing Date, the Closing Date may, at the option of the Company, be postponed for a further twenty-four (24) hours, if necessary, to allow the Company the privilege of finding another underwriter or underwriters, satisfactory to you, to purchase the Firm Securities which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted underwriter or underwriters to take up the Firm
Securities of the  defaulting  Underwriter or  Underwriters  as provided in this
Section 9, (i) the Company shall have the right to postpone the time of delivery for a period of not more than seven (7) full business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective number of Firm Securities to be purchased by the remaining Underwriters and substituted underwriter or underwriters shall be taken as the basis of their underwriting obligation. If the remaining Underwriters shall not take up and pay for all such Firm
Securities so agreed to be purchased by the defaulting Underwriter or Underwriters or substitute another underwriter or underwriters as aforesaid and the Company shall not find or shall not elect to seek another underwriter or underwriters for such Firm Securities as aforesaid, then this Agreement shall terminate.

                  In the event of any termination of this Agreement pursuant to the preceding paragraph of this Section 9, the Company shall not be liable to any Underwriter (except as provided in Sections 5 and 7 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Firm
Securities agreed by such Underwriter to be purchased hereunder, which Underwriter shall remain liable to the Company and the other Underwriters for damages, if any, resulting from such default) be liable to the Company (except to the extent provided in Sections 5 and 8 hereof).

                  The term "Underwriter" in this Agreement shall include any person substituted for an Underwriter under this Section 9.

         10.      Effective Date of this Agreement and Termination.
                  -------------------------------------------------

                           (a) This  Agreement  shall  become  effective  at the
earlier of (i) 6:30 A.M., Arizona time, on the second full business day following the effective date of the Registration Statement, or (ii) the time of the first public offering of any of the Securities by the Underwriters after the Registration Statement becomes effective. The time of the first public offering shall mean the time of the release by you, for publication, of the first newspaper advertisement relating to the Securities, or the time at which the Securities are first generally offered by the Underwriters to the public by letter, telephone, telegram or telecopy, whichever shall first occur. By giving notice as set forth in Section 11 before the time this Agreement becomes effective, you, as Representative of the several Underwriters, or the Company, may prevent this Agreement from becoming effective without liability of any party to any other party, except as provided in Sections 4(j), 5 and 7 hereof.

                           (b)   You,   as   Representative   of   the   several
Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date or on or prior to any later date on which Option Securities are to be purchased, as the case may be, (i) if the Company shall have failed, refused or been unable to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled is not fulfilled, including, without limitation, any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse, or (ii) if additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such exchange or in the over the counter market by the NASD, or if a banking moratorium shall have been declared by federal, New York or Arizona authorities, or (iii) if the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured, or (iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets as in your reasonable judgment makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Securities, or (v) if there shall have been an outbreak or escalation of hostilities or of any other insurrection or armed conflict or the declaration by the United States of a national emergency which, in the reasonable opinion of the Representative, makes it impracticable or inadvisable to proceed with the public offering of the Securities as contemplated by the Prospectus. Any termination pursuant to any of subparagraphs (ii) through (v) above shall be without liability of any party to any other party except as provided in Sections 4(j), 5 and 7 hereof. In the event of termination pursuant to subparagraph (i) above, the Company shall also remain obligated to pay costs and expenses pursuant to Sections 4(i), 5 and 7 hereof.

                  If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 10, you shall promptly notify the Company by telephone, telecopy or telegram, in each case confirmed by letter. If the Company shall elect to prevent this Agreement from becoming effective, the Company shall promptly notify you by telephone, telecopy or telegram, in each case, confirmed by letter.

         11. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to you c/o Peacock, Hislop, Staley & Given, Inc., 2999 North 44th Street, Suite 100, Phoenix, Arizona 85018, telecopier number (602) 952-0220, Attention: Bernard E. Francois; if sent to the Company, such notice shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to 1834 West Third Street, Tempe, Arizona 85281, telecopier number (602) 894-6422, Attention: Lawrence Trachtenberg.

         12. Parties. This Agreement shall inure to the benefit of and be binding upon the several Underwriters and the Company and their respective executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their respective executors, administrators, successors and assigns, and their controlling persons within the meaning of the Act or the Exchange Act, officers and directors referred to in
Section 7 hereof, any legal or equitable right, remedy or claim in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or corporation. No purchaser of any of the Securities from any Underwriter shall be construed a successor or assign by reason merely of such purchase. The Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof.

                  In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement made or given by you on behalf of each of the several Underwriters.

         13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Arizona, without regard to choice or conflict of law principles.

         14. Counterparts. This Agreement may be signed in several counterparts, each of which will constitute an original.

                  If the foregoing correctly sets forth the understanding among the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and the several Underwriters.

                                     Very truly yours,

                                     MOBILE MINI, INC.


                                     By:
                                        -------------------------------
                                     Name:
                                          -----------------------------
                                     Title:
                                            ---------------------------


Accepted as of the date first above written:


PEACOCK, HISLOP, STALEY & GIVEN, INC.


On their behalf and on behalf of each of the several Underwriters named in Schedule A hereto.


By:  PEACOCK, HISLOP, STALEY & GIVEN, INC.


     By:
        --------------------------------
           Name:
                 -----------------------
           Title:
                  ----------------------

                                   SCHEDULE A



                                                                Principal Amount
                                                                  of Securities
                                                                     To Be
                   Underwriters                                    Purchased


Peacock, Hislop, Staley & Given, Inc. ........................




         Total................................................    $6,000,000.00
                                                                  =============